UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2012

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Revolving Credit Facility

On November 1, 2012 (the “Closing Date”), WMG Acquisition Corp. (“Warner Music Group” or the “Issuer”) entered into a credit agreement (the “Revolving Credit Agreement”) for a senior secured revolving credit facility with Credit Suisse AG, as administrative agent, and the other financial institutions and lenders from time to time party thereto (the “Revolving Credit Facility”).

General

Warner Music Group is the borrower (the “Revolving Borrower”) under the Revolving Credit Facility. The Revolving Credit Facility provides for a revolving credit facility in the amount of up to $150,000,000 (the “Commitments”) and includes a $50,000,000 letter of credit sub-facility. Amounts are available under the Revolving Credit Facility in U.S. dollars, euros or pounds Sterling. The Revolving Credit Facility permits loans for general corporate purposes. The Revolving Credit Facility may also be utilized to issue letters of credit on or after the Closing Date.

The final maturity of the Revolving Credit Facility will be five years from the Closing Date.

Interest Rates and Fees

The loans under the Revolving Credit Agreement bear interest at Revolving Borrower’s election at a rate equal to (i) the rate for deposits in the currency in which the applicable borrowing is denominated in the London interbank market (adjusted for maximum reserves) for the applicable interest period (“Revolving LIBOR Rate”), plus 3.50% per annum, or (ii) the base rate, which is the highest of (x) the corporate base rate established by the administrative agent from time to time, (y) the overnight federal funds rate plus 0.50% and (z) the one-month Revolving LIBOR Rate plus 1.0% per annum, plus, in each case, 2.50% per annum.

If there is a payment default at any time, then the interest rate applicable to overdue principal will be the rate otherwise applicable to such loan plus 2.0% per annum. Default interest will also be payable on other overdue amounts at a rate of 2.0% per annum above the amount that would apply to an alternative base rate loan.

The Revolving Credit Facility bears a facility fee equal to 0.50%, payable quarterly in arrears, based on the daily commitments during the preceding quarter. The Revolving Credit Facility bears customary letter of credit fees. Warner Music Group is also required to pay certain upfront fees to lenders and agency fees to the agent under the Revolving Credit Facility, in the amounts and at the times agreed between the relevant parties.

Prepayments

If, at any time, the aggregate amount of outstanding loans (including letters of credit outstanding thereunder) exceeds the Commitments, prepayments of the loans (and after giving effect to such prepayment the cash collateralization of letters of credit) will be required in an amount equal to such excess. The application of proceeds from mandatory prepayments shall not reduce the aggregate amount of then effective commitments under the Revolving Credit Facility and amounts prepaid may be reborrowed, subject to then effective commitments under the Revolving Credit Facility.

Voluntary reductions of the unutilized portion of the Commitments and prepayments of borrowings under the Revolving Credit Facility are permitted at any time, in minimum principal amounts as set forth in the Revolving Credit Facility, without premium or penalty, subject to reimbursement of the lenders’ redeployment costs actually incurred in the case of a prepayment of LIBOR-based borrowings other than on the last day of the relevant interest period.

Ranking

The indebtedness incurred under the Revolving Credit Facility constitutes senior secured obligations of the Revolving Borrower, which are secured on an equal and ratable basis with all existing and future indebtedness secured with the same security arrangements as the Revolving Credit Facility. Indebtedness incurred under the Revolving Credit Facility ranks senior in right of payment to the Revolving Borrower’s subordinated indebtedness; ranks equally in right of payment with all of the Revolving Borrower’s existing and future senior indebtedness, including indebtedness under the Term Loan Credit Agreement (as defined below), the Notes (as defined below) and any future senior secured credit facility; is effectively senior to the Revolving Borrower’s unsecured senior indebtedness, including its existing unsecured notes, to the extent of the value of the collateral securing the Revolving Credit Facility; and is structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any of the Revolving Borrower’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Revolving Borrower or one of its Subsidiary Guarantors (as defined below)).

Guarantee

Certain of the domestic subsidiaries of Warner Music Group entered into a Subsidiary Guaranty, dated as of the Closing Date (the “Revolving Subsidiary Guaranty”), pursuant to which all obligations under the Revolving Credit Facility are guaranteed by Warner Music Group’s existing subsidiaries that guarantee the Notes (as defined below) and each other direct and indirect wholly-owned U.S. subsidiary, other than certain excluded subsidiaries (collectively, the “Subsidiary Guarantors”).

Covenants, Representations and Warranties

The Revolving Credit Facility contains customary representations and warranties and customary affirmative and negative covenants. The negative covenants are limited to the following: limitations on dividends on, and redemptions and purchases of, equity interests and other restricted payments, limitations on prepayments, redemptions and repurchases of certain debt, limitations on liens, limitations on loans and investments, limitations on debt, guarantees and hedging arrangements, limitations on mergers, acquisitions and asset sales, limitations on transactions with affiliates, limitations on changes in business conducted by the Revolving Borrower and its subsidiaries, limitations on restrictions on ability of subsidiaries to pay dividends or make distributions and limitations on amendments of subordinated debt and unsecured bonds. The negative covenants are subject to customary and other specified exceptions.

There are no financial covenants included in the Revolving Credit Agreement, other than a springing leverage ratio, which will be tested only when there are loans outstanding under the Revolving Credit Facility in excess of $30,000,000 (excluding (i) letters of credit that have been cash collateralized and (ii) undrawn outstanding letters of credit that have not been cash collateralized not exceeding $20,000,000).

Events of Default

Events of default under the Revolving Credit Agreement are limited to nonpayment of principal, interest or other amounts, violation of covenants, incorrectness of representations and warranties in any material respect, cross default and cross acceleration of certain material debt, bankruptcy, material judgments, ERISA events, actual or asserted invalidities of the Revolving Credit Agreement, guarantees or security documents and a change of control, in each case subject to customary notice and grace period provisions.

Copies of the Revolving Credit Agreement and the Revolving Subsidiary Guaranty are attached as Exhibits 10.1 and 10.3 hereto and incorporated herein by reference. The foregoing descriptions of the Revolving Credit Agreement and the Revolving Subsidiary Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

Term Loan Credit Facility

On the Closing Date, Warner Music Group entered into a credit agreement (the “Term Loan Credit Agreement”) for a senior secured term loan credit facility with Credit Suisse AG, as administrative agent, and the other financial institutions and lenders from time to time party thereto (the “Term Loan Credit Facility” and, together with the Revolving Credit Facility, the “Senior Credit Facilities”).

General

Warner Music Group is the borrower (the “Term Loan Borrower”) under the Term Loan Credit Facility. The Term Loan Credit Facility provides for term loans thereunder (the “Term Loans”) in an amount of up to $600,000,000. The Term Loan Credit Facility also permits the Term Loan Borrower to add one or more incremental term loan facilities of up to $300,000,000 plus a certain amount depending on a senior secured indebtedness to EBITDA ratio included in the Term Loan Credit Facility (subject to the conditions set forth therein).

The Term Loan Credit Facility will mature on November 1, 2018.

Interest Rates and Fees

The loans under the Term Loan Credit Agreement bear interest at Term Loan Borrower’s election at a rate equal to (i) the rate for deposits in U.S. dollars in the London interbank market (adjusted for maximum reserves) for the applicable interest period (“Term Loan LIBOR Rate”), plus 4.00% per annum, or (ii) the base rate, which is the highest of (x) the corporate base rate established by the administrative agent from time to time, (y) the overnight federal funds rate plus 0.50% and (z) the one-month Term Loan LIBOR Rate plus 1.0% per annum, plus, in each case, 3.00% per annum. The Term Loan LIBOR Rate shall be deemed to be not less than 1.25%.

If there is a payment default at any time, then the interest rate applicable to overdue principal and interest will be the rate otherwise applicable to such loan plus 2.0% per annum. Default interest will also be payable on other overdue amounts at a rate of 2.0% per annum above the amount that would apply to an alternative base rate loan.

Customary fees will be payable in respect of the Term Loan Credit Facility.

Scheduled Amortization

The Term Loans under the Term Loan Credit Facility will amortize in equal quarterly installments in aggregate annual amounts equal to 5.00% of the original principal amount of the Term Loan Credit Facility with the balance payable on maturity date of the Term Loans; provided further that the individual applicable lenders may agree to extend the maturity of their Term Loans upon the Term Loan Borrower’s request and without the consent of any other applicable lender.

Prepayments

The Term Loans may be prepaid without premium or penalty, except that, if such Term Loans are prepaid on or prior to the first anniversary of the Closing Date pursuant to a Repricing Transaction (as defined in the Term Loan Credit Agreement), a 1.00% prepayment premium will apply.

Subject to certain exceptions, the Term Loan Credit Facility will be subject to mandatory prepayment in an amount equal to:

(i) 100% of the net proceeds (other than those that are used to purchase certain assets or to repay certain other indebtedness) of certain asset sales and certain insurance recovery events;

(ii) 100% of the net proceeds (other than those that are used to repay certain other indebtedness) of indebtedness for borrowed money (other than indebtedness incurred in compliance with the debt covenant of the Term Loan Credit Facility); and

(iii) 50% of the annual excess cash flow for any fiscal year (as reduced by the repayment of certain indebtedness), such percentage to decrease to 25% and 0% depending on the attainment of certain senior secured debt to EBITDA ratio targets.

In addition, in the event of certain events that constitute a Change of Control (as defined in the Term Loan Credit Agreement), Warner Music Group may offer to prepay the Term Loans at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the repayment date.

Ranking

The indebtedness incurred under the Term Loan Credit Facility constitutes senior secured obligations of the Term Loan Borrower, which are secured on an equal and ratable basis with all existing and future indebtedness secured with the same security arrangements as the Term Loan Credit Facility. Indebtedness incurred under the Term Loan Credit Facility ranks senior in right of payment to the Term Loan Borrower’s subordinated indebtedness; ranks equally in right of payment with all of the Term Loan Borrower’s existing and future senior indebtedness, including indebtedness under the Revolving Credit Agreement, the Notes and any future senior secured credit facility; is effectively senior to the Term Loan Borrower’s unsecured senior indebtedness, including its existing unsecured notes, to the extent of the value of the collateral securing the Term Loan Credit Facility; and is structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any of the Term Loan Borrower’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Term Loan Borrower or one of its Subsidiary Guarantors).

Guarantee

The Subsidiary Guarantors entered into a Guarantee Agreement, dated as of the Closing Date (the “Term Loan Guarantee Agreement”), pursuant to which all obligations under the Term Loan Credit Facility are guaranteed by the Subsidiary Guarantors.

Covenants, Representations and Warranties

The Term Loan Credit Facility contains customary representations and warranties and customary affirmative and negative covenants. The Term Loan Credit Facility contains negative covenants limiting, among other things, Warner Music Group’s ability and the ability of most of its subsidiaries to: incur additional indebtedness or issue certain preferred shares; pay dividends on or make distributions in respect of its capital stock or make investments or other restricted payments; create restrictions on the ability of its restricted subsidiaries to pay dividends to it or make certain other intercompany transfers; sell certain assets; create liens; consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; repurchase or repay certain indebtedness following a change of control; and enter into certain transactions with its affiliates.

Events of Default

Events of default under the Term Loan Credit Agreement are limited to nonpayment of principal, interest or other amounts, violation of covenants, incorrectness of representations and warranties in any material respect, cross default and cross acceleration of certain material debt, bankruptcy, material judgments, ERISA events, actual or asserted invalidities of the security documents and a change of control (subject to the Term Loan Borrower’s ability to make an offer to prepay the Term Loans), in each case subject to customary notice and grace period provisions.

Copies of the Term Loan Credit Agreement and the Term Loan Guarantee Agreement are attached as Exhibits 10.2 and 10.4 hereto and incorporated herein by reference. The foregoing descriptions of the Term Loan Credit Agreement and the Term Loan Guarantee Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

Security Agreement

On the Closing Date, Warner Music Group, WMG Holdings Corp.(“Holdings”), the Subsidiary Guarantors, Credit Suisse AG, as collateral agent (the “Collateral Agent”), term loan authorized representative (the “Term Loan Authorized Representative”), revolving authorized representative (the “Revolving Authorized Representative”), and notes authorized representative (the “Notes Authorized Representative”) entered into a Security Agreement (the “Security Agreement”).

Pursuant to the terms of Security Agreement, all obligations of the Warner Music Group, as Revolving Borrower, Term Loan Borrower and Issuer (as defined below), and all obligations of each Subsidiary Guarantor are secured by (i) in the case of the Warner Music Group and the Subsidiary Guarantors, substantially all assets of the Warner Music Group and each Subsidiary Guarantor, including a perfected pledge of all the equity interests any Subsidiary Guarantor and certain intellectual property and (ii) in the case of Holdings, a perfected pledge of all the equity interests of Warner Music Group, in each case, to the extent required therein (collectively, the “Collateral”). The Security Agreement also contains intercreditor provisions regarding the administration of the security interest in the Collateral by the Collateral Agent on behalf of the Term Loan Authorized Representative, the Revolving Authorized Representative and the Notes Authorized Representative.

A copy of the Security Agreement is attached as Exhibit 4.9 hereto and incorporated herein by reference. The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement.

IP Security Agreements

In connection with the Security Agreement, Warner Music Group and certain Subsidiary Guarantors entered into a Copyright Security Agreement, a Trademark Security Agreement and a Patent Security Agreement in favor of the Collateral Agent, in each case for recording the security interest granted under the Security Agreement to the Collateral agent in certain Intellectual Property Collateral (as defined in the Security Agreement) with the U.S. Patent and Trademark Office or the U.S. Copyright Office, as applicable.

Copies of the Copyright Security Agreement, the Trademark Security Agreement and the Patent Security Agreement are attached as Exhibits 4.10 through 4.12 hereto and incorporated herein by reference. The foregoing description of the Copyright Security Agreement, the Trademark Security Agreement and the Patent Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements.

Senior Secured Notes Indenture

On the Closing Date, the Issuer issued (i) $500 million in aggregate principal amount of its 6.000% Senior Secured Notes due 2021 (the “Dollar Notes”) and (ii) €175 million in aggregate principal amount of its 6.250% Senior Secured Notes due 2021 (the “Euro Notes” and, together with the Dollar Notes, the “Notes”) under the Indenture, dated as of November 1, 2012 (the “Base Indenture”), among the Issuer, the guarantors party thereto, Credit Suisse AG, as Notes Authorized Agent and Collateral Agent and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of November 1, 2012 (the “Euro Supplemental Indenture”), among the Issuer, the guarantors party thereto and the Trustee, in the case of the Euro Notes, and the Second Supplemental Indenture, dated as of November 1, 2012, among the Issuer, the guarantors party thereto and the Trustee, in the case of the Dollar Notes (the “Dollar Supplemental Indenture” and, the Base Indenture, together with the Euro Supplemental Indenture or the Dollar Supplemental Indenture, as applicable, the “Indenture”).

Interest on the Dollar Notes will accrue at the rate of 6.000% per annum and will be payable semi-annually in arrears on January 15 and July 15, commencing on July 15, 2013.

Interest on the Euro Notes will accrue at the rate of 6.250% per annum and will be payable semi-annually in arrears on January 15 and July 15, commencing on July 15, 2013.

Ranking

The Notes are the Issuer’s senior secured obligations and are secured on an equal and ratable basis with all existing and future indebtedness secured with the same security arrangements as the Notes. The Notes rank senior in right of payment to the Issuer’s subordinated indebtedness; rank equally in right of payment with all of the Issuer’s existing and future senior indebtedness, including indebtedness under the Senior Credit Facilities and any future senior secured credit facility; are effectively senior to the Issuer’s unsecured senior indebtedness, including its existing unsecured notes, to the extent of the value of the collateral securing the Notes; and are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any of the Issuer’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Issuer or one of its subsidiary guarantors (as such term is defined below)).

Guarantees

The Notes are fully and unconditionally guaranteed on a senior secured basis by each of the Issuer’s existing direct or indirect wholly-owned domestic restricted subsidiaries and by any such subsidiaries that guarantee obligations of the Issuer under the Senior Credit Facilities, subject to customary exceptions. Such subsidiary guarantors are collectively referred to herein as the “subsidiary guarantors,” and such subsidiary guarantees are collectively referred to herein as the “subsidiary guarantees.” Each subsidiary guarantee is a senior secured obligation of such subsidiary guarantor and is secured on an equal and ratable basis with all existing and future obligations of such subsidiary guarantor that are secured with the same security arrangements as the guarantee of the Notes (including the subsidiary guarantor’s guarantee of obligations under the Senior Credit Facilities). Each subsidiary guarantee ranks senior in right of payment to all subordinated obligations of the subsidiary guarantor; is effectively senior to the subsidiary guarantor’s existing unsecured obligations, including the subsidiary guarantor’s guarantee of the Issuer’s existing senior unsecured notes, to the extent of the collateral securing such guarantee; ranks equally in right of payment with all of the subsidiary guarantor’s existing and future senior obligations, including the subsidiary guarantor’s guarantee of obligations under the Senior Credit Facilities; and is structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any non-guarantor subsidiary of the subsidiary guarantor (other than indebtedness and liabilities owed to the Issuer or one of its subsidiary guarantors). Any subsidiary guarantee of the Notes may be released in certain circumstances.

Optional Redemption

Dollar Notes

At any time prior to January 15, 2016, the Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of Dollar Notes (including the aggregate principal amount of any additional securities constituting Dollar Notes) issued under the Indenture, at its option, at a redemption price equal to 106.000% of the principal amount of the Dollar Notes redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption (subject to the rights of holders of Dollar Notes on the relevant record date to receive interest on the relevant interest payment date), with funds in an aggregate amount not exceeding the net cash proceeds of one or more equity offerings by the Issuer or any contribution to the Issuer’s common equity capital made with the net cash proceeds of one or more equity offerings by the Issuer’s direct or indirect parent; provided that:

(1) at least 50% of the aggregate principal amount of Dollar Notes originally issued under the Indenture (including the aggregate principal amount of any additional securities constituting Dollar Notes issued under the Indenture) remains outstanding immediately after the occurrence of such redemption; and

(2) the redemption occurs within 90 days of the date of, and may be conditioned upon, the closing of such equity offering.

The Dollar Notes may be redeemed, in whole or in part, at any time prior to January 15, 2016, at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the Dollar Notes redeemed plus the applicable make-whole premium as of, and accrued and unpaid interest thereon, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On or after January 15, 2016, the Issuer may redeem all or a part of the Dollar Notes, at its option, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, on the Dollar Notes to be redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on January 15 of the years indicated below:

Year	Percentage
2016	104.500%
2017	103.000%
2018	101.500%
2019 and thereafter	100.000%

In addition, during any 12-month period prior to January 15, 2016, the Issuer will be entitled to redeem up to 10% of the original aggregate principal amount of the Dollar Notes (including the principal amount of any additional securities of the same series) at a redemption price equal to 103.000% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Euro Notes

At any time prior to January 15, 2016, the Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of Euro Notes (including the aggregate principal amount of any additional securities constituting Euro Notes) issued under the Indenture, at its option, at a redemption price equal to 106.250% of the principal amount of the Euro Notes redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption (subject to the rights of holders of Euro Notes on the relevant record date to receive interest on the relevant interest payment date), with funds in an aggregate amount not exceeding the net cash proceeds of one or more equity offerings by the Issuer or any contribution to the Issuer’s common equity capital made with the net cash proceeds of one or more equity offerings by the Issuer’s direct or indirect parent; provided that:

(1) at least 50% of the aggregate principal amount of Euro Notes originally issued under the Indenture (including the aggregate principal amount of any additional securities constituting Euro Notes) remains outstanding immediately after the occurrence of such redemption; and

(2) the redemption occurs within 90 days of the date of, and may be conditioned upon, the closing of such equity offering.

The Euro Notes may be redeemed, in whole or in part, at any time prior to January 15, 2016, at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the Euro Notes redeemed plus the applicable make-whole premium as of, and accrued and unpaid interest thereon, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On or after January 15, 2016, the Issuer may redeem all or a part of the Euro Notes, at its option, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, on the Euro Notes to be redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on January 15 of the years indicated below:

Year	Percentage
2016	104.688%
2017	103.125%
2018	101.563%
2019 and thereafter	100.000%

In addition, during any 12-month period prior to January 15, 2016, the Issuer will be entitled to redeem up to 10% of the original aggregate principal amount of the Euro Notes (including the principal amount of any additional securities of the same series) at a redemption price equal to 103.000% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Change of Control

Upon the occurrence of a change of control, which is defined in the Base Indenture, each holder of the Notes has the right to require the Issuer to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Covenants

The Indenture contains covenants limiting, among other things, the Issuer’s ability and the ability of most of its subsidiaries to: incur additional indebtedness or issue certain preferred shares; pay dividends on or make distributions in respect of its capital stock or make investments or other restricted payments; create restrictions on the ability of its restricted subsidiaries to pay dividends to it or make certain other intercompany transfers; sell certain assets; create liens; consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; and enter into certain transactions with its affiliates.

Events of Default

The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on Notes to become or to be declared due and payable.

Copies of the Base Indenture, the Euro Supplemental Indenture and the Dollar Supplemental Indenture are attached as Exhibits 4.1, 4.2 and 4.3 hereto and incorporated herein by reference. The foregoing descriptions of the Base Indenture, the Euro Supplemental Indenture and the Dollar Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

Tender Offer and Consent Solicitation Supplemental Indentures

On October 30, 2012, in connection with the Issuer’s previously announced tender offers and consent solicitations relating to the Issuer’s 9.50% Senior Secured Notes due 2016 (the “Senior Secured Notes”), the Issuer entered into a supplemental indenture with Wells Fargo Bank, National Association (the “Trustee”) to each indenture pursuant to which the Senior Secured Notes were issued to eliminate certain restrictive covenants contained in those indentures. To effect the amendments, the Issuer, Warner Music Group Corp. (“Warner”), Holdings (as defined below) and the subsidiaries of the Issuer that are guarantors of the Senior Secured Notes entered into, as applicable, (i) a Third Supplemental Indenture (the “2009 Supplemental Indenture”), dated as of October 30, 2012, with the Trustee, which supplements and amends the Indenture (the “2009 Indenture”), dated as of May 28, 2009, as amended, among WMG Acquisition, Holdings, for purposes of Article X of the 2009 Supplemental Indenture, the guarantors from time to time party thereto and the Trustee and (ii) a Second Supplemental Indenture (the “2011 Supplemental Indenture” and, together with the 2009 Supplemental Indenture, the “Senior Secured Supplemental Indentures”), dated as of October 30, 2012, with the Trustee, which supplements and amends the Indenture (the “2011 Indenture” and, together with the 2009 Indenture, the “Senior Secured Indentures”), dated as of July 20, 2011, as amended, among the Issuer, the guarantors from time to time party thereto and the Trustee. Each Senior Secured Supplemental Indenture became operative on October 30, 2012.

This description of the Senior Secured Supplemental Indentures and related matters is not complete and is qualified in its entirety by the actual terms of the Senior Secured Supplemental Indentures, copies of which are incorporated herein by reference and attached hereto as Exhibits 4.4 and 4.5.

Consent Solicitation Supplemental Indentures

In connection with the Issuer’s and Holdings’ previously announced solicitations in respect of (i) the Issuer’s outstanding 11.50% Senior Notes Due 2018 (the “2018 Notes”) issued pursuant to the Indenture, dated as of July 20, 2011, as amended through the date hereof (the “2018 Indenture”) by and among the Issuer, the guarantors from time to time party thereto and the Trustee and (ii) Holdings’ outstanding 13.75% Senior Notes Due 2019 (the “2019 Notes” and together with the 2018 Notes, the “Unsecured Notes”) issued pursuant to the Indenture, dated as of July 20, 2011, as amended through the date hereof (the “2019 Indenture” and, together with the 2018 Indenture, the “Unsecured Indentures” and each, an “Unsecured Indenture”), by and among Holdings, the guarantors from time to time parties thereto and the Trustee, the Issuer and Holdings each entered into a supplemental indenture to the indentures governing the 2018 Notes and the 2019 Notes, as applicable, after the requisite consents with respect to the applicable consent solicitations were received. The Issuer, Warner, as guarantor, and the subsidiaries of the Issuer that are guarantors of the 2018 Notes entered into a Second Supplemental Indenture, dated as of October 30, 2012 (the “2018 Second Supplemental Indenture”), with the Trustee, which supplements the 2018 Indenture. Holdings and Warner, as guarantor, entered into a Third Supplemental Indenture, dated as of October 30, 2012, (the “2019 Third Supplemental Indenture,” together with the 2018 Second Supplemental Indenture, the “Unsecured Supplemental Indentures”) with the Trustee, which supplements the 2019 Indenture. The 2018 Second Supplemental Indenture and the 2019 Third Supplemental Indenture amend the applicable Unsecured Indenture to permit the Issuer and Holdings, as applicable, to incur additional secured indebtedness under certain circumstances.

This description of the Unsecured Supplemental Indentures and related matters is not complete and is qualified in its entirety by the actual terms of the Unsecured Supplemental Indentures, copies of which are incorporated herein by reference and attached hereto as Exhibits 4.6 and 4.8.

Third Supplemental Indenture to 2018 Indenture

The Issuer entered into a Third Supplemental Indenture, dated as of November 1, 2012 (the “2018 Third Supplemental Indenture”), that supplements the 2018 Indenture. Pursuant to the 2018 Third Supplemental Indenture, Arms Up Inc., a subsidiary of the Issuer that had not previously been a party to the 2018 Indenture, agreed to become a party thereto and to unconditionally guarantee, on a senior unsecured basis, payment of the 2018 Notes.

A copy of the 2018 Third Supplemental Indenture is attached as Exhibit 4.7 hereto and incorporated herein by reference. The foregoing description of the 2018 Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement.

Item 1.02 Termination of a Material Definitive Agreement.

Satisfaction and Discharge of Senior Secured Notes

On the Closing Date, the Issuer accepted for purchase in connection with its previously announced tender offers and related consent solicitations in respect of the Issuer’s $1,100,000,000 outstanding principal amount of 9.50% Senior Secured Notes due 2016 (the “Existing Secured Notes”) and $150,000,000 outstanding principal amount of 9.50% Senior Secured Notes due 2016 (the “Secured WMG Notes” and, together with the Existing Secured Notes, the “Senior Secured Notes”) such Senior

Secured Notes as had been tendered at or prior to 5:00 p.m., New York City time, on October 31, 2012 (the “Consent Time”). The Issuer then issued a notice of redemption relating to all Senior Secured Notes not accepted for payment on the Acceptance Date. Following payment for the Senior Secured Notes tendered at or prior to the Consent Time, the Issuer deposited with the Trustee for the Senior Secured Notes funds sufficient to satisfy all obligations remaining under the Senior Secured Indentures with respect to the Senior Secured Notes not accepted for payment on the Closing Date. The Trustee then entered into a Satisfaction and Discharge of Indenture, each dated as of November 1, 2012, with respect to each Senior Secured Indenture.

A copy of the Satisfaction and Discharge of Indenture relating to the Existing Secured Indenture is filed as Exhibit 4.13 to this Report, and a copy of the Satisfaction and Discharge of Indenture relating to the Secured WMG Indenture is filed as Exhibit 4.14 to this Report.

Credit Agreement

On the Closing Date, Warner Music Group also terminated its existing Credit Agreement, dated as of July 20, 2011, among Warner Music Group, Credit Suisse AG, as administrative agent, and the other financial institutions and lenders from time to time party thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 concerning the Issuer’s direct financial obligations under the Notes and the Senior Credit Facilities are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto, Credit Suisse AG, as Notes Authorized Agent and as Collateral Agent, and Wells Fargo Bank, National Association, as Trustee, providing for the issuance of secured notes in series.

4.2	First Supplemental Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 6.250% Senior Secured Notes due 2021.

4.3	Second Supplemental Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 6.000% Senior Secured Notes due 2021.

4.4	Third Supplemental Indenture, dated as of October 30, 2012, among WMG Acquisition Corp., WMG Holdings Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 9.50% Senior Secured Notes due 2016.

4.5	Second Supplemental Indenture, dated as of October 30, 2012, among WMG Acquisition Corp. the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 9.50% Senior Secured Notes due 2016.

4.6	Second Supplemental Indenture, dated as of October 30, 2012, among WMG Acquisition Corp. the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 11.50% Senior Notes due 2018.

4.7	Third Supplemental Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., Arms Up Inc. and Wells Fargo Bank, National Association, as Trustee, relating to the 11.50% Senior Notes due 2018.

4.8	Third Supplemental Indenture, dated as of October 30, 2012, among WMG Holdings Corp., Warner Music Group Corp., as guarantor, and Wells Fargo Bank, National Association, as Trustee, relating to the 13.75% Senior Notes due 2019.

4.9	Security Agreement, dated as of November 1, 2012, among WMG Acquisition Corp., WMG Holdings Corp., the guarantors listed on the signature pages thereto and Credit Suisse AG, as collateral agent, term loan authorized representative, revolving authorized representative and indenture authorized representative.

4.10	Copyright Security Agreement, dated November 1, 2012, made by WMG Acquisition Corp. and the guarantors listed on the signature pages thereto in favor of Credit Suisse, AG, as collateral agent for the Secured First Lien Parties.

4.11	Patent Security Agreement, dated November 1, 2012, made by WMG Acquisition Corp. and the guarantors listed on the signature pages thereto in favor of Credit Suisse, AG, as collateral agent for the Secured First Lien Parties.

4.12	Trademark Security Agreement, dated November 1, 2012, made by WMG Acquisition Corp. and the guarantors listed on the signature pages thereto in favor of Credit Suisse, AG, as collateral agent for the Secured First Lien Parties.

4.13	Satisfaction and Discharge of Indenture, dated as of November 1, 2012, relating to the Indenture, dated as of May 28, 2009, as amended, among WMG Acquisition Corp., WMG Holdings Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.14	Satisfaction and Discharge of Indenture, dated as of November 1, 2012, relating to the Indenture, dated as of July 20, 2011, as amended, among WMG Acquisition Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

10.1	Credit Agreement, dated as of November 1, 2012, among WMG Acquisition Corp., each lender from time to time party thereto, Credit Suisse AG, as administrative agent, Credit Suisse Securities (USA) LLC, Barclays Bank PLC, UBS Securities LLC, Macquarie Capital (USA) Inc. and Nomura Securities International, Inc., as joint bookrunners and joint lead arrangers, and Barclays Bank PLC and UBS Securities LLC, as syndication agents, relating to a revolving credit facility.

10.2	Credit Agreement, dated as of November 1, 2012, among WMG Acquisition Corp., each lender from time to time party thereto, Credit Suisse AG, as administrative agent, Credit Suisse Securities (USA) LLC, Barclays Bank PLC, UBS Securities LLC, Macquarie Capital (USA) Inc. and Nomura Securities International, Inc., as joint bookrunners and joint lead arrangers, and Barclays Bank PLC and UBS Securities LLC, as syndication agents, relating to a term loan credit facility.

10.3	Subsidiary Guaranty, dated as of November 1, 2012, made by the persons listed on the signature pages thereto under the caption “Subsidiary Guarantors” and the Additional Guarantors in favor of the Secured Parties, relating to the term loan credit facility.

10.4	Guarantee Agreement, dated as of November 1, 2012, made by the persons listed on the signature pages thereto under the caption “Subsidiary Guarantors” and the Additional Guarantors in favor of the Secured Parties, relating to the revolving credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel
and Secretary

Date: November 6, 2012

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto, Credit Suisse AG, as Notes Authorized Agent and as Collateral Agent, and Wells Fargo Bank, National Association, as Trustee, providing for the issuance of secured notes in series.

4.2	First Supplemental Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 6.250% Senior Secured Notes due 2021.

4.3	Second Supplemental Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 6.000% Senior Secured Notes due 2021.

4.4	Third Supplemental Indenture, dated as of October 30, 2012, among WMG Acquisition Corp., WMG Holdings Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 9.50% Senior Secured Notes due 2016.

4.5	Second Supplemental Indenture, dated as of October 30, 2012, among WMG Acquisition Corp. the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 9.50% Senior Secured Notes due 2016.

4.6	Second Supplemental Indenture, dated as of October 30, 2012, among WMG Acquisition Corp. the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 11.50% Senior Notes due 2018.

4.7	Third Supplemental Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., Arms Up Inc. and Wells Fargo Bank, National Association, as Trustee, relating to the 11.50% Senior Notes due 2018.

4.8	Third Supplemental Indenture, dated as of October 30, 2012, among WMG Holdings Corp., Warner Music Group Corp., as guarantor, and Wells Fargo Bank, National Association, as Trustee, relating to the 13.75% Senior Notes due 2019.

4.9	Security Agreement, dated as of November 1, 2012, among WMG Acquisition Corp., WMG Holdings Corp., the guarantors listed on the signature pages thereto and Credit Suisse AG, as collateral agent, term loan authorized representative, revolving authorized representative and indenture authorized representative.

4.10	Copyright Security Agreement, dated November 1, 2012, made by WMG Acquisition Corp. and the guarantors listed on the signature pages thereto in favor of Credit Suisse, AG, as collateral agent for the Secured First Lien Parties.

4.11	Patent Security Agreement, dated November 1, 2012, made by WMG Acquisition Corp. and the guarantors listed on the signature pages thereto in favor of Credit Suisse, AG, as collateral agent for the Secured First Lien Parties.

4.12	Trademark Security Agreement, dated November 1, 2012, made by WMG Acquisition Corp. and the guarantors listed on the signature pages thereto in favor of Credit Suisse, AG, as collateral agent for the Secured First Lien Parties.

4.13	Satisfaction and Discharge of Indenture, dated as of November 1, 2012, relating to the Indenture, dated as of May 28, 2009, as amended, among WMG Acquisition Corp., WMG Holdings Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.14	Satisfaction and Discharge of Indenture, dated as of November 1, 2012, relating to the Indenture, dated as of July 20, 2011, as amended, among WMG Acquisition Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

10.1	Credit Agreement, dated as of November 1, 2012, among WMG Acquisition Corp., each lender from time to time party thereto, Credit Suisse AG, as administrative agent, Credit Suisse Securities (USA) LLC, Barclays Bank PLC, UBS Securities LLC, Macquarie Capital (USA) Inc. and Nomura Securities International, Inc., as joint bookrunners and joint lead arrangers, and Barclays Bank PLC and UBS Securities LLC, as syndication agents, relating to a revolving credit facility.

10.2	Credit Agreement, dated as of November 1, 2012, among WMG Acquisition Corp., each lender from time to time party thereto, Credit Suisse AG, as administrative agent, Credit Suisse Securities (USA) LLC, Barclays Bank PLC, UBS Securities LLC, Macquarie Capital (USA) Inc. and Nomura Securities International, Inc., as joint bookrunners and joint lead arrangers, and Barclays Bank PLC and UBS Securities LLC, as syndication agents, relating to a term loan credit facility.

10.3	Subsidiary Guaranty, dated as of November 1, 2012, made by the persons listed on the signature pages thereto under the caption “Subsidiary Guarantors” and the Additional Guarantors in favor of the Secured Parties, relating to the term loan credit facility.

10.4	Guarantee Agreement, dated as of November 1, 2012, made by the persons listed on the signature pages thereto under the caption “Subsidiary Guarantors” and the Additional Guarantors in favor of the Secured Parties, relating to the revolving credit facility.